Exhibit 99.2
First Quarter 2013 Supplemental Financial Information Supplemental Financial Information Supplemental Financial Information
1 Index to SupplementalInformation Quarterly Supplemental Disclosure - March 31, 2013
2 Company Information First Potomac Realty Trust is a leader in the ownership, management, development and redevelopment of office, business park and industrial properties in the greater Washington, DC region. The Company's focus is on acquiring properties that can benefit from its intensive property management and repositioning of properties to increase their profitability and value. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from the Company's expectations include changes in general or regional economic conditions; the Company's ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs; the Company's ability to complete acquisitions and, if applicable, dispositions on acceptable terms; the Company's ability to manage its current debt levels and repay or refinance its indebtedness upon maturity or other required payment dates; the Company's ability to maintain financial covenant compliance under its debt agreements; the Company's ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; the impact of the Company's recent internal investigation, including any remedial actions and enhancement measures implemented in response to the internal investigation; any impact of the informal inquiry initiated by the SEC; the Company's ability to obtain debt and/or financing on attractive terms, or at all; and other risks detailed in the Company's Annual Report on Form 10-K and described from time to time in the Company's other filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.Note that certain figures are rounded to the nearest thousands or to a tenth of a percent throughout the document, which may impact footing and/or crossfooting of totals and subtotals. Quarterly Supplemental Disclosure - March 31, 2013
3 Quarterly Supplemental Disclosure - March 31, 2013 Portfolio Maps Washington / Baltimore Metro Regions Southern Virginia Region Note: Properties in yellow are being marketed for disposition in 2013 as part of the industrial portfolio sale.
4 Earnings Release Quarterly Supplemental Disclosure - March 31, 2013
5 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
6 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
7 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
8 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
9 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
10 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
11 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
12 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
13 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
14 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
15 Earnings Release - Continued Quarterly Supplemental Disclosure - March 31, 2013
Highlights (unaudited, dollars in thousands, except per share data) (1)See page 18 for a reconciliation of the Company's FFO available to common shareholders and Core FFO to net income (loss) attributable to common shareholders.(2)As of March 31, 2013, the Company had fixed LIBOR at a weighted averaged rate of 1.5% on $350.0 million of its variable rate debt through twelve interest rate swap agreements.(3)Net Absorption includes adjustments made for pre-leasing, deals signed in advance of an existing lease expiration and unforeseen terminations. Quarterly Supplemental Disclosure - March 31, 2013 16
Quarterly Financial Results (unaudited, dollars in thousands)(percentages are representative of total revenues) (1)During the third quarter of 2012, the Company recorded a $3.0 million gain on the sale of its 95% interest in 1200 17th Street, NW, an office building in Washington, D.C.(2) Reflects the one-time non-cash impact of new tax regulations enacted by the District of Columbia that became effective in September 2012, which is included in Benefit (provision) from income taxes in the above Quarterly Financial Results.(3)The Company recovered approximately 65% of these costs.(4)Represents the operating results of a building at Lafayette Business Center, which is expected to be sold in the second quarter of 2013, two buildings at Owings Mills Business Park, which were sold in the fourth quarter of 2012, Goldenrod Lane and Woodlands Business Center, which were both sold in the second quarter of 2012, and Airpark Place Business Center, which was sold in the first quarter of 2012. Quarterly Supplemental Disclosure - March 31, 2013 17
Quarterly Financial Measures (unaudited, amounts in thousands, except per share data) (1)During the fourth quarter of 2012, the Company expensed development costs related to a project that was deferred at Greenbrier Business Park.(2)The Company incurred a $0.5 million charge in the fourth quarter of 2012 related to the defeasance of a mortgage loan that encumbered four buildings at Owings Mills Business Park, of which two buildings were sold on November 7, 2012. During the second quarter of 2012, the Company recorded a $10.2 million make-whole payment associated with the extinguishment of its Series A and Series B Senior Notes and the expensing of unamortized deferred financing costs and legal and bank fees associated with amending certain loan agreements. During the first quarter of 2012, the Company incurred legal fees as a result of the expansion of the Company's $300.0 million unsecured term loan.(3)Represents legal and accounting fees incurred as a result of the Company's internal investigation.(4)Reflects the one-time non-cash impact of new tax regulations enacted by the District of Columbia that became effective in September 2012.(5)Represents the accelerated amortization of the straight line balance and the deferred abatement for Engineering Solutions at I-66 Commerce Center, which terminated its lease prior to completion. The tenant vacated the property on March 31, 2013.(6)Includes the Company's amortization of the following: straight-line rents and associated uncollectable amounts, rent abatements and lease incentives.(7)Most non-real estate depreciation is classified in general and administrative expense.(8)Does not include first generation costs, which the Company defines as tenant improvement, leasing commissions and capital expenditure costs that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. (a)Includes $1.0 million, $1.7 million, $1.6 million, $3.7 million and $6.1 million for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively, related to leasing activity at Redland Corporate Center and Three Flint Hill.(b)Includes $1.3 million, $2.2 million, $0.2 million, $0.7 million and $0.5 million for the three months ended March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively, related to capital improvements at the Merrill Lynch Building. Quarterly Supplemental Disclosure - March 31, 2013 18
Net Operating Income (NOI) Same-Property Analysis (unaudited, dollars in thousands) (1)Same-property comparisons are based upon those consolidated properties owned for the entirety of the periods presented. Same-property results exclude the operating results of the following non same-properties: Three Flint Hill, 440 First Street, NW, Davis Drive and a building at Lafayette Business Center. (2)Same property comparisons do not include the $1.5 million straight-line rent amortization impact associated with Engineering Solutions at I-66 Commerce Center, which was recorded in the first quarter of 2013.(3)Non-same property NOI has been adjusted to reflect a normalized management fee percentage in lieu of an administrative overhead allocation for comparative purposes. Quarterly Supplemental Disclosure - March 31, 2013 19
Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) Quarterly Supplemental Disclosure - March 31, 2013 20
Total Market Capitalization and Selected Ratios (unaudited, amounts in thousands, except per share data and percentages) (1)At March 31, 2013, the Company had fixed LIBOR at a weighted average interest rate of 1.5% on $350.0 million of its variable rate debt through twelve interest rate swap agreements.(2)Acquisition costs were omitted due to their variability, which impacts the comparability of period-over-period results.(3)Fixed charges include interest expense, debt principal amortization and quarterly accumulated dividends on the Company's preferred shares. (4) For the three months ended March 31, 2013 and December 31, 2012, general and administrative expenses excluded legal costs of $0.3 million and $0.1 million, respectively, associated with the informal SEC inquiry. For the three months ended December 31, 2012, September 30, 2012 and June 30, 2012, general and administrative expenses excluded aggregate legal and accounting costs of $0.8 million, $1.1 million and $2.5 million, respectively, associated with the Company's internal investigation and personnel separation costs.(5)Reflects the market value of preferred equity for the periods presented. Quarterly Supplemental Disclosure - March 31, 2013 21
Outstanding Debt (unaudited, dollars in thousands) Quarterly Supplemental Disclosure - March 31, 2013 22
Outstanding Debt - Continued (unaudited, dollars in thousands) (1)The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties.(2)At March 31, 2013, the loan was secured by the following properties: Plaza 500, Van Buren Office Park, Rumsey Center, Snowden Center, Greenbrier Technology Center II, Norfolk Business Center, Northridge and I-66 Commerce Center. The terms of the loan allow the Company to substitute collateral, as long as certain debt-service coverage and loan-to-value ratios are maintained, or to prepay a portion of the loan, with a prepayment penalty, subject to a debt service yield. (3)Represents the weighted average interest rate.(4)All of the Company's variable rate debt is based on one-month LIBOR. For the purposes of calculating the annualized debt service and the effective interest rate, the Company used the one-month LIBOR rate at March 31, 2013, which was 0.20%.(5)In February 2013, the Company entered into a senior secured multi-tranche term loan facility (the "Bridge Loan") and borrowed $37.5 million to repay the mortgage loans that encumbered Cedar Hill, the Merrill Lynch Building and Crossways Commerce Center. The Bridge Loan has a variable interest rate of LIBOR plus a spread of 2.15% and matures in November 2013, with a three- month extension at the Company's option. (6)On January 1, 2013, the loan's applicable interest rate increased to LIBOR plus 5.50%.(7)The loan has a contractual interest rate of LIBOR plus a spread of 2.75% (with a floor of 5.0%) and matures in October 2014, with a one-year extension at the Company's option.(8)The unsecured revolving credit facility matures in January 2014 with a one-year extension at the Company's option, which it intends to exercise. (9)As of March 31, 2013, the borrowing base for the Company's unsecured bank debt included the following properties: 13129 Airpark Road, Virginia Center Technology Park, Glenn Dale Business Center, Campus at Metro Park North, Crossways II, Reston Business Campus, Cavalier Industrial Park, Gateway Centre Manassas (Building II), Enterprise Parkway, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River's Bend Center, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Gateway 270, Gateway II, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River's Bend Center II, Park Central, Hanover AB, Herndon Corporate Center, 6900 English Muffin Way, 4451 Georgia Pacific, Patrick Center, West Park, Worman's Mill Court, Girard Business Center, Girard Place, Owings Mills Commerce Center, 4200 Tech Court, Triangle Business Center, Corporate Campus at Ashburn Center, Enterprise Center, Interstate Plaza, 4212 Tech Court, Atlantic Corporate Park, Indian Creek, Greenbrier Towers, 403 & 405 Glenn Drive, 4612 Navistar Drive, Norfolk Commerce Park, Windsor at Battlefield, Davis Drive, Three Flint Hill, 440 First Street, One Fair Oaks, 1434 Crossways Boulevard Building II, Newington Business Park Center and Crossways Commerce Center.(10)At March 31, 2013, the Company had fixed LIBOR on $350.0 million of it variable rate debt through twelve interest rate swap agreements. The effective interest rate reflects the impact of the Company's interest rate swap agreements.(11)During the first quarter of 2013, the Company paid approximately $2.0 million in principal payments on its consolidated mortgage debt, which excludes $39.5 million related to mortgage debt that was repaid during the first quarter of 2013. Quarterly Supplemental Disclosure - March 31, 2013 23
Debt Maturity Schedule (unaudited, dollars in thousands) NM = Not Meaningful(1)At March 31, 2013, the Company had fixed LIBOR on $350.0 million of its variable rate debt through twelve interest rate swap agreements.(2)Secured Term Loan is mezzanine debt. Total supported indebtedness includes underlying first mortgage financing that matures from 2014 through 2021.(3)The unsecured revolving credit facility matures in January 2014 with a one-year extension at the Company's option, which it intends to exercise, and, as such, the Company lists the year of maturity as 2015. Quarterly Supplemental Disclosure - March 31, 2013 24
Selected Debt Covenants (unaudited, dollars in thousands) Quarterly Supplemental Disclosure - March 31, 2013 25
Net Asset Value Analysis (unaudited, amounts in thousands, except percentages) (1)Does not include figures from discontinued operations.(2)Management fee adjustment, which equates to 4% of cash basis revenue, is used in lieu of an administrative overhead allocation for comparative purposes. Quarterly Supplemental Disclosure - March 31, 2013 26
Investment in Joint Ventures (unaudited, dollars in thousands) (1)The property was placed into development upon acquisition.(2)Reflects the operating results of the property, not FPO's economic interest in the property.(3)Metro Place III & IV was acquired on November 18, 2011. Quarterly Supplemental Disclosure - March 31, 2013 27 (1)Reflects the balance of the debt secured by the properties, not First Potomac's portion of the debt.(2)Reflects the operating results of the property, not First Potomac's economic interest in the properties.
Portfolio Summary (unaudited) (1)Does not include space in development or redevelopment. (2)Annualized cash basis rent at the end of the quarter, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases. (3)Includes leased spaces that are not yet occupied.(4)An additional 117,600 square feet is considered to be in predevelopment at Cavalier Industrial Park. This is part of the industrial portfolio being marketed for disposition.(5)1,688,845 square feet of additional land is available for development, not including 1005 First Street, NE.(6)Total Investment includes original cost basis of property, projected base building costs and projected tenant improvements.(7)Development/redevelopment is estimated to be placed in service one year from substantial completion.(8)Represents operating results of the unconsolidated joint ventures, not First Potomac's economic interest in the properties. Quarterly Supplemental Disclosure - March 31, 2013 28
Leasing and Occupancy Summary (unaudited) Quarterly Supplemental Disclosure - March 31, 2013 29
Portfolio by Size (unaudited) (1)Annualized cash basis rent at the end of the quarter, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.(2)Per square foot rents do not include the Greyhound Lines, Inc. leaseback at 1005 First Street, NE. Quarterly Supplemental Disclosure - March 31, 2013 30
Top Twenty-Five Tenants (unaudited) (1)Annualized cash basis rent at the end of the quarter, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.(2)The tenant terminated its lease at the end of March 2013. Leases that expire or are terminated on the last day of the quarter are classified as leased square footage and are not reported as expired until the following quarter. Quarterly Supplemental Disclosure - March 31, 2013 31 Tenant Diversification by IndustryAll Tenants
Lease Expirations (unaudited) Quarterly Supplemental Disclosure - March 31, 2013 32
Leasing Analysis (unaudited) Quarterly Supplemental Disclosure - March 31, 2013 33
Office Properties (unaudited) (1)Annualized cash basis rent at the end of the quarter, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.(2)Does not include space in development or redevelopment.(3)CBD refers to the Central Business District and NoMa refers to North of Massachusetts Avenue.(4)Lafayette Business Center consists of the following properties: Enterprise Center and Tech Court. Quarterly Supplemental Disclosure - March 31, 2013 34
Business Park Properties (unaudited) (1)Annualized cash basis rent at the end of the quarter, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.(2)Does not include space in development or redevelopment.(3)Ammendale Business Park consists of the following properties: Ammendale Commerce Center and Indian Creek Court.(4)Girard Business Center consists of the following properties: Girard Business Center and Girard Place.(5)Owings Mills Business Park consists of the following properties: Owings Mills Business Center and Owings Mills Commerce Center.(6)Sterling Park Business Center consists of the following properties: 22370/22400/22446/22455 Davis Drive and 403/405/22560 Glenn Drive.(7)Chesterfield Business Center consists of the following properties: Airpark Business Center, Chesterfield Business Center and Pine Glen.(8)Crossways Commerce Center consists of the following properties: Coast Guard Building, Crossways Commerce Center I, Crossways Commerce Center II, Crossways I, Crossways II, 1434 Crossways Boulevard and 1408 Stephanie Way. (9)Greenbrier Business Park consists of the following properties: Greenbrier Technology Center I, Greenbrier Technology Center II and Greenbrier Circle Corporate Center.(10)Norfolk Commerce Park consists of the following properties: Norfolk Business Center, Norfolk Commerce Park II and Gateway II. Quarterly Supplemental Disclosure - March 31, 2013 35
Industrial Properties(1) (unaudited) (1)The entire industrial portfolio except for Newington Business Park Center and Plaza 500 is currently being marketed for disposition in 2013.(2)Annualized cash basis rent at the end of the quarter, which is calculated as the contractual rent due under the terms of the lease, without taking into account rent abatements, is reflected on a triple-net equivalent basis, by deducting operating expense reimbursements that are included, along with base rent, in the contractual payments of the Company's full service leases.(3)Does not include space in development or redevelopment.(4)Frederick Industrial Park consists of the following properties: 4451 Georgia Pacific Boulevard, 4612 Navistar Drive and 6900 English Muffin Way.(5)Hampton Roads Center consists of the following properties: 1000 Lucas Way and Enterprise Parkway.(6)River's Bend Center consists of the following properties: River's Bend Center and River's Bend Center II. Quarterly Supplemental Disclosure - March 31, 2013 36
Management Statements on Non-GAAP Supplemental Measures Investors and analysts following the real estate industry utilize funds from operations ("FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of depreciation/amortization of real estate assets (in accordance with U.S. generally accepted accounting principles ("GAAP")). NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.NOI The Company defines net operating income ("NOI") as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and insurance). Management believes that NOI is a useful measure of the Company's property operating performance as it provides a performance measure of the revenues and expenses directly associated with owning, operating, developing and redeveloping office and industrial properties, and provides a perspective not immediately apparent from net income or FFO. Other real estate investment trusts ("REITs") may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to other REITs. The Company's NOI calculations are reconciled to total revenues and total operating expenses earlier in this Supplemental Financial Report. Same-Property NOI Same-Property Net Operating Income ("Same-Property NOI"), defined as operating revenues (rental, tenant reimbursements and other revenues) less operating expenses (property operating expenses, real estate taxes and insurance) from the properties owned by the Company for the entirety of the periods presented, is a primary performance measure the Company uses to assess the results of operations at its properties. As an indication of the Company's operating performance, Same- Property NOI should not be considered an alternative to net income calculated in accordance with GAAP. A reconciliation of the Company's Same-Property NOI to net income from its consolidated statements of operations is presented earlier in this Supplemental Financial Report. The Same-Property NOI results exclude corporate-level expenses, as well as certain transactions, such as the collection of termination fees, as these items vary significantly period-over-period thus impacting trends and comparability. Also, the Company eliminates depreciation and amortization expense, which are property level expenses, in computing Same-Property NOI as these are non-cash expenses that are based on historical cost accounting assumptions and do not offer the investor significant insight into the operations of the property. This presentation allows management and investors to distinguish whether growth or declines in net operating income are a result of increases or decreases in property operations or the acquisition of additional properties. While this presentation provides useful information to management and investors, the results below should be read in conjunction with the results from the consolidated statements of operations to provide a complete depiction of total Company performance. EBITDAManagement believes that EBITDA is a useful measure of the Company's operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt. EBITDA is reconciled to net income (loss) earlier in this Supplemental Financial Report.Funds from Operations Funds from operations ("FFO") represents net income (computed in accordance with GAAP) excluding gains (losses) on sales of real estate and impairments of real estate assets, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. On October 31, 2011, NAREIT issued revised guidance regarding the exclusion of impairment write-downs of depreciable assets reported in FFO. As a result, the Company began excluding impairment losses from FFO in the fourth quarter of 2011 and has restated FFO from prior periods to exclude such charges consistent with NAREIT's guidance. The Company also excludes, from its FFO calculation, any depreciation and amortization related to third parties from its consolidated joint ventures. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999, April 2002 and January 2012), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented. The Company's presentation of FFO in accordance with the NAREIT white paper, or as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity. The Company's FFO calculations are reconciled to net income earlier in this Supplemental Financial Report.CORE FFOManagement believes that the computation of FFO in accordance with NAREIT's definition includes certain items that are not indicative of the results provided by the Company's operating portfolio and affect the comparability of the Company's period-over-period performance. These items include, but are not limited to, gains and losses on the extinguishment debt, legal and accounting costs related to the Company's internal investigation and the informal SEC inquiry, personnel separation costs, contingent consideration charges and acquisition costs. The Company provides a reconciliation of FFO to Core FFO earlier in this Supplemental Financial Report.AFFOThe Company computes AFFO by adding to Core FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization. First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development and redevelopment related expenditures. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company's AFFO may not be comparable to other REITs. The Company provides a reconciliation of Core FFO to AFFO earlier in this Supplemental Financial Report. Quarterly Supplemental Disclosure - March 31, 2013 37